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                                                                   Exhibit 23(a)

                             CONSENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 24, 2001 incorporated by reference in Danaher Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


                                                     /s/ Arthur Andersen LLP
                                                     --------------------------
                                                     Arthur Andersen LLP


Baltimore, Maryland
February 21, 2002